UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware		51-0063696
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2024, American Water Works Company, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of the press release has been included as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The press release referenced in response to Item 2.02 above and included as Exhibit 99.1 hereto also discussed the Company’s earnings per share guidance for 2024 and initiated earnings per share guidance for 2025, and provided certain other 2025 and long-term guidance with respect to the Company.

The presentation to be used in connection with the Company’s third quarter 2024 earnings call has been included as Exhibit 99.2 and is incorporated by reference herein.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits to this Current Report have been provided herewith (as noted below):

Exhibit	Description

99.1*	Press Release, dated October 30, 2024, issued by American Water Works Company, Inc.

99.2*	American Water Works Company, Inc. Third Quarter 2024 Earnings Presentation

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: October 30, 2024	By:	/s/ DAVID M. BOWLER
David M. Bowler
Executive Vice President and Chief Financial Officer

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